Prospectus Supplement –ULTI0182

Filed pursuant to 497(e)

File Nos. 033-35788 and 811-06136

Homestead Funds, Inc.

Supplement Dated December 26, 2024 to the Prospectus dated May 1, 2024

This supplement revises certain information contained in the above-referenced prospectus (the “Prospectus”) regarding the Growth Fund, a series of Homestead Funds, Inc. Please read this supplement carefully and keep it with your Prospectus for future reference. You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at homesteadadvisers.com, or by writing to Homestead Funds, Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective January 1, 2025, Jon Michael Friar will join Taymour R. Tamaddon as the Growth Fund’s co-portfolio manager. Mr. Friar joined T. Rowe Price in 2011.

1.The section titled “Growth Fund – Portfolio Manager” on page 36 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Management Team

Taymour R. Tamaddon, CFA and Jon Michael Friar are the co-portfolio managers of the Growth Fund. Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013). Mr. Tamaddon has managed the Fund since January 2017. Mr. Friar is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2011, and his investment experience dates from 2007. During the past five years, he has served as an investment analyst in T. Rowe Price’s U.S. Equity Division and as an associate portfolio manager. Mr. Friar has managed the Fund since January 2025.

2.The subsection titled “Subadviser to the Growth Fund” in the section “Management of the Funds” beginning on page 77 of the Prospectus is revised to delete the last paragraph in the subsection and replace it with the following:

Taymour R. Tamaddon, CFA, serves as a co-portfolio manager of the Fund . Mr. Tamaddon is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2004 and his investment experience dates from 2003. Since joining T. Rowe Price, he has served as an equity research analyst and a portfolio manager (beginning in 2013). Mr. Tamaddon holds a B.S. in applied physics cum laude from Cornell University and an M.B.A. from the Tuck School of Business at Dartmouth University.

Jon Michael Friar, serves as a co-portfolio manager of the Fund. Mr. Friar is a Vice President of T. Rowe Price Group, Inc.  and T. Rowe Price Associates, Inc. He joined T. Rowe Price in 2011, and his investment experience dates from 2007. During  the past five years, he has served as an investment analyst in T. Rowe Price’s U.S. Equity Division and as an associate portfolio manager. He holds a B.A. in government and foreign affairs from the University of Virginia and an M.B.A. from the Darden School of Business at the University of Virginia. Mr. Friar has managed the Growth Fund since January 2025.